UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): March 4, 2010 (February 28, 2010)

CHINA TMK BATTERY SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-139660	98-0506246
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Sanjun Industrial Park
No. 2 Huawang Rd., Dalang Street
Bao'an District, Shenzhen 518109
People's Republic of China
(Address of principal executive offices)

(86) 755 28109908
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Change in Registrant's Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On February 28, 2010, the board of directors of China TMK Battery Systems Inc. (the "Company") approved the dismissal of Child, Van Wagoner & Bradshaw, PLLC ("Van Wagoner") as the Company's independent auditor, effective immediately.

Van Wagoner's reports on the Company's financial statements as of and for the years ended September 30, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that its report for the years ended September 30, 2009 and 2008 contained a going concern qualification as to the Company's ability to continue as a going concern.

During the years ended December 31, 2009 and 2008 and through Van Wagoner's dismissal on February 28, 2010, there were (1) no disagreements with Van Wagoner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Van Wagoner, would have caused Van Wagoner to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

The Company furnished Van Wagoner with a copy of this disclosure on March 1, 2010, providing Van Wagoner with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A letter from Van Wagoner, dated March 3, 2010 is filed as Exhibit 16.1 to this report.

(b) Engagement of New Independent Registered Public Accounting Firm

Concurrent with the decision to dismiss Van Wagoner as the Company's independent auditor, the board of directors of the Company appointed Kempisty & Company Certified Public Accountants P.C. ("Kempisty") as the Company's independent auditor.

During the years ended December 31, 2009 and 2008 and through the date hereof, neither the Company nor anyone acting on its behalf consulted Kempisty with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company or oral advice was provided that Kempisty concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Child, Van Wagoner & Bradshaw, PLLC, regarding change in certifying accountant.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 2009	CHINA TMK BATTERY SYSTEMS INC.

By:/s/ Xiangjun Liu
Xiangjun Liu
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Child, Van Wagoner & Bradshaw, PLLC, regarding change in certifying accountant.